Share-Based Compensation	6 Months Ended
Mar. 31, 2024
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
19.	SHARE-BASED COMPENSATION*

EZGO Technologies Ltd. Incentive Plan (the “EZGO 2022 Plan”)

On August 6, 2022, the board of directors of EZGO approved the EZGO 2022 Plan. On August 8, 2022, 1,000,000 restricted shares with service condition were granted to management and external consultants under the EZGO 2022 plan, out of which, 13,000 restricted shares vested immediately. 8,250 restricted shares shall vest evenly by month between the grant date and the 1st anniversary of grant date, and 3,750 restricted shares shall vest evenly by month between the grant date and the 2nd anniversary of grant date.

On January 13 and March 1, 2023, 25,000 and 4,473 restricted shares with service condition were granted to external consultants, respectively, which would vest in six months after grant date.

The estimated FV of restricted shares granted were the closing price of the Company’s ordinary shares traded in the Stock Exchange on grant date.

A summary of activities of the restricted shares for the six months ended March 31, 2024 is as follow:

	Number of nonvested restricted shares*	Weighted average FV per ordinary share on the grant date
Outstanding as of September 30, 2022	10,313	$0.75
Granted	29,473	1.13
Vested	(38,223)	1.04
Unvested as of September 30, 2023	1,563	0.75
Granted	-	-
Vested	(938)	0.75
Unvested as of March 31, 2024 (Unaudited)	625	$0.75

As of March 31, 2024, there was unrecognized share-based compensation expenses of $18,751 in relation to the restricted shares granted which is expected to be recognized over a weighted average period of 0.36 years.

Share-based compensation expenses of $484,488 and $360,737 were recognized in relation to the restricted shares for the six months ended March 31, 2023 and 2024, which were all allocated to general and administrative expenses.

*	All shares data in the note are presented on a retrospective to reflect the 40 to 1 reverse share split.